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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 11, 1996

                           POLYMEDICA INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          MASSACHUSETTS                1-13690            04-3033368
          -------------                -------            ----------
         (State or other             (Commission        (I.R.S. Employer
          jurisdiction of            File Number)      Identification No.)
          incorporation)

                                 11 STATE STREET
                                 ---------------
                           WOBURN, MASSACHUSETTS 01801
                           ---------------------------
          (Address of principal executive offices, including zip code)

                                   (617) 933-2020
                                   --------------
                (Registrant's telephone number, including area code)


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Item 2. Acquisition or Disposition of Assets
        ------------------------------------

     On June 11, 1996, PolyMedica Industries, Inc. ("PMI") distributed all of the outstanding shares of Common Stock of its majority-owned subsidiary CardioTech International, Inc. ("CardioTech") held by PMI to its stockholders (the "Distribution"). CardioTech develops, manufactures and markets its polymer technologies with particular emphasis on the development of implantable synthetic grafts for a broad variety of applications, including vascular access grafts, peripheral grafts and coronary bypass grafts. CardioTech is headquartered in Massachusetts and operates from manufacturing facilities located in Massachusetts and the United Kingdom. At the time of the Distribution, CardioTech had net assets of approximately $3.5 million, consisting primarily of cash. CardioTech was treated as a discontinued operation in the PMI financial statements included in PMI's Annual Report on Form 10-K for the fiscal year ended March 31, 1996.

     PMI was entitled to receive additional shares of CardioTech Common Stock as a result of its rights under a stock subscription agreement with CardioTech, depending upon the average closing price of the CardioTech Common Stock for the five trading days after June 11, 1996. Based on the average closing price of CardioTech Common Stock during such period, CardioTech issued to PMI an additional 438,726 shares of CardioTech Common Stock. Such 438,726 shares of CardioTech Common Stock will be distributed pro rata to shareholders of record of the Company as of June 3, 1996 on or about June 27, 1996.

     In order to facilitate CardioTech's transition following the Distribution, PMI and CardioTech entered into a number of agreements, including a Distribution Agreement, a License Agreement and a Tax Matters Agreement.

     Distribution Agreement. The Distribution Agreement provides for the principal corporate transactions required to effect the Distribution. The Distribution Agreement also allocates the costs related to the implementation of the Distribution between PMI and CardioTech.

     License Agreement. PMI has granted to CardioTech an exclusive, perpetual, world-wide, royalty-free license for CardioTech to use the patent and all other necessary intellectual property owned exclusively by PMI, and a non-exclusive perpetual world-wide, royalty-free license of PMI's rights in certain jointly owned technology for use in the field consisting of the development, manufacture and sale of implantable medical devices and biodurable polymer materials to third parties for use in medical applications (the "Implantable Devices and Materials Field"). PMI, at its own expense, will file patent or other applications for the protection of all new inventions formulated,

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made or conceived by PMI during the term of the license that relate to the foregoing technology and all such inventions will be part of the technology licensed to CardioTech. CardioTech, at its own expense, will file patent or other applications for the protection of all new inventions formulated, made, or conceived by CardioTech during the term of the license that relate to the foregoing technology and all such inventions shall be exclusively licensed to PMI for use by PMI in fields other than the Implantable Devices and Materials Field.

     Any material breach of the License Agreement by CardioTech will result in CardioTech being obligated to pay PMI $1,000 per day from the date 90 days after notice of the breach or default until the date on which CardioTech cures such material breach or default. CardioTech may seek monetary damages against PMI for any breach of the license agreement by PMI.

     Tax Matters Agreement. The Tax Matters Agreement provides, among other things, that PMI will be responsible for all federal, state, local and foreign tax liabilities of CardioTech for periods ending on or prior to June 11, 1996 (the "Distribution Date") and CardioTech will be responsible for all tax liabilities of CardioTech subsequent to that time. The Tax Matters Agreement further provides that, for the tax year of PMI that includes the Distribution Date, PMI will claim on its federal income tax returns certain specified tax benefits and CardioTech will not claim any of such tax benefits through the Distribution Date.

     The foregoing descriptions are qualified in their entirety by reference to the full text of the agreements which are incorporated by reference as Exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
        ---------------------------------

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

     Not applicable.

     (c)  Exhibits
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     99.1  Plan of Agreement and Distribution between PolyMedica Industries Inc.
     ("PMI") and CardioTech International, Inc. ("CardioTech") (filed as Exhibit
     10.80 to PMI's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 and incorporated herein by reference)

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     99.2  Amended and Restated License Agreement between PMI and CardioTech
     (filed as Exhibit 10.63 to PMI's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 and incorporated herein by reference)

     99.3  Tax Matters Agreement between PMI and CardioTech (filed as Exhibit
     10.52 to PMI's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 and incorporated herein by reference)

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                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            POLYMEDICA INDUSTRIES, INC.

Date:  June 26, 1996                      By:  /s/ Eric G. Walters
                                               -----------------------
                                               Eric G. Walters
                                               Chief Financial Officer
                                               and Treasurer






































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                                INDEX TO EXHIBITS

         Exhibit
         Number                                                 Page No.
         -------                                                --------

         99.1      Plan of Agreement and Distribution
                   between PolyMedica Industries, Inc.
                   ("PMI") and CardioTech International,
                   Inc. ("CardioTech") (filed as Exhibit
                   10.80 to PMI's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 and incorporated herein by reference)

         99.2 Amended and Restated License Agreement between PMI and CardioTech (filed as Exhibit 10.63 to PMI's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 and incorporated herein by reference)

         99.3      Tax Matters Agreement between PMI and CardioTech (filed as
                   Exhibit 10.52 to PMI's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 and incorporated herein by reference)

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